UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):       May 2, 2006


                     Gaming & Entertainment Group, Inc.
         (Exact name of registrant as specified in its charter)

                 Utah                     000-28399        59-1643698
      	(State or other jurisdiction     (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

             16821 Escalon Dr., Encino, CA                    91436
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:     (818) 400-5930

                               Not Applicable
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SEC873(6-04)	POTENTIAL  PERSONS  WHO  ARE TO RESPOND TO  THE  COLLECTION  OF
		INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO  RESPOND
            	UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.



SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 1, 2006, Gaming & Entertainment Group, Inc. dismissed J.H. Cohn LLP as its certified public accountants and engaged Hansen, Barnett & Maxwell LLP to serve as its certified public accountants. During the fiscal years ended
December 31, 2005, and December 31, 2004, and through the filing date of this Current Reporton Form 8-K, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn LLP,would have caused them to make reference to the subject matter of such disagreement in connection with its report for the fiscal years ended December 31, 2005 and December 31, 2004.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




				GAMING & ENTERTAINMENT GROUP, INC.
				(Registrant)

Date:  May 8, 2006		By: /s/ Gregory L. Hrncir
				-------------------------
				Gregory L. Hrncir
				Its:    President